Property Plant and Equipment (Tables)	6 Months Ended
Jun. 30, 2013
Property Plant And Equipment Tables
Property and equipment

Plant and equipment consists of the following at June 30, 2013 and December 31, 2012:

	June 30, 2013	December 31, 2012

Mining equipments	$106,000	$106,000
Vehicles	21,000	-
Total	127,000	106,000
Less: accumulated depreciation	(525)	-
Less: impairment loss	(106,000)	(106,000)

Plant and equipment, net	$20,475	$-